UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Benessere Capital Acquisition Corp.

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Benessere Capital Acquisition Corp. Announces Shareholder Approval of Extension of Deadline to Complete Business Combination

NEW YORK, January 7, 2022 /Accesswire/ — Benessere Capital Acquisition Corp. (Nasdaq: BENE, BENEU, BENEW, and BENER) (“Benessere” or the “Company”) today announced that its stockholders have approved an extension of the date by which the Company must consummate a business combination from January 7, 2022 to July 7, 2022 (the “Extension”) at the special meeting of stockholders held on January 7, 2022. The Extension provides Benessere with additional time to complete the previously announced proposed business combination (the “Transaction”) with eCombustible Energy LLC (“eCombustible Energy”), a leading innovator and provider of customizable hydrogen-based fuel for thermal industrial applications.

Patrick Orlando, Chief Executive Officer of Benessere Capital Acquisition Corp., commented on the results of the meeting: “We are happy to report that more than 65% of our outstanding shares voted to support the extension, which will allow us additional time to complete our business combination with eCombustible Energy. Our significant base of retail investors has played a vital role in this process. Their active engagement in this extension process is encouraging, and with this vote of approval, we will continue to work towards completing a successful business combination to build shareholder value for this company.”

Additional Information and Where to Find It

In connection with the merger agreement and the proposed business combination, Benessere intends to file with the SEC a Registration Statement, which will include a proxy statement/prospectus. Benessere’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about Benessere, eCombustible Energy, the merger agreement and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to stockholders of Benessere as of a record date to be established for voting on the business combination. Stockholders of Benessere will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Benessere Capital Acquisition Corp., 78 SW 7th Street, Unit 800, Miami, FL 33130.

Participants in the Solicitation

Benessere, eCombustible Energy and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Benessere’s stockholders with respect to the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of Benessere’s directors and officers in Benessere’s filings with the SEC, including the Registration Statement, and such information with respect to eCombustible Energy’s directors and executive officers will also be included in the Registration Statement.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Benessere and eCombustible Energy, including without limitation statements regarding the anticipated benefits of the business combination, the anticipated timing of the closing of the business combination, the implied enterprise value and pro forma ownership, future financial condition and performance of eCombustible Energy and the combined company after the closing and expected financial impacts of the business combination, the satisfaction of closing conditions to the business combination, the level of redemptions of Benessere’s public stockholders, the potential benefits of eCombustible Energy’s solution for customers and potential customers, and the products and markets and expected future performance and market opportunities of eCombustible Energy. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Benessere’s securities, (ii) the risk that the business combination may not be completed by Benessere’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Benessere, (iii) the failure to satisfy the conditions to the consummation of the business combination, including the approval of the merger agreement by the stockholders of Benessere, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (v) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (vi) the effect of the announcement or pendency of the business combination on eCombustible Energy’s business relationships, operating results, prospects and business generally, (vii) risks that the proposed business combination disrupts current plans and operations of eCombustible Energy, (viii) the outcome of any legal proceedings that may be instituted against eCombustible Energy or against Benessere related to the merger agreement or the proposed business combination, (ix) changes in the energy markets in which eCombustible Energy competes, including with respect to its competitive landscape, technology evolution or regulatory changes, (x) changes in domestic and global general economic conditions, (xi) the risk that eCombustible Energy is not able to recognize revenue for its products or secure additional contracts that generate revenue, (xii) risk that eCombustible Energy may not be able to execute its growth strategies; (xiii) risks related to the ongoing COVID-19 pandemic and response, (xiv) risk that eCombustible Energy may not be able to develop and maintain effective internal controls, (xv) costs related to the business combination and the failure to realize anticipated benefits of the business combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xvi) risks related to competition in the markets in which eCombustible Energy intends to compete, (xvii) risks related to the early stage of eCombustible Energy’s business, and (xviii) and those factors discussed in Benessere’s filings with the SEC and that that will be contained in the Registration Statement relating to the proposed business combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement and other documents to be filed by Benessere from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Benessere and eCombustible Energy may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of Benessere or eCombustible Energy gives any assurance that Benessere or eCombustible Energy, or the combined company, will achieve its expectations.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

About Benessere Capital Acquisition Corp.

Benessere Capital Acquisition Corp. (Nasdaq: BENE) is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Benessere’s strategy is to identify and complete business combinations with technology-focused middle market and emerging growth companies in North, Central and South America. For more information, please visit www.benespac.com.

About eCombustible Energy

eCombustible Energy offers a long-term fuel supply solution that is designed to provide the world’s most fossil-fuel dependent industries with a fuel that is carbon-free, cost-competitive, and requires little to no modification to existing customer equipment. The efficacy of its hydrogen-based fuel, eCombustible, has been validated through testing and independent assessments by third-party engineering firms and other experts.

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MEDIA CONTACTS

Benessere Capital Acquisition Corp.

Francoise Jakobsson

info@beneinvest.com

eCombustible Energy

Isys Caffey-Horne

Isys@stripetheory.com

404-368-7070